Energy Transfer Transaction Overview December 15, 2003

This presentation may contain statements about future events and Heritage's outlook and expectations, which are forward-looking statements. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Heritage's control, and which could cause Heritage's actual results, performance or achievements to be materially different. While Heritage believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. These risks and uncertainties are discussed in more detail in Heritage's filings with the Securities and Exchange Commission, copies of which are available to the public. Heritage expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise. Forward Looking Statements

Management Participants H. Michael Krimbill President and Chief Executive Officer Michael L. Greenwood Vice President and Chief Financial Officer Ray C. Davis Co-Chief Executive Officer and Co-Chairman Kelcy L. Warren Co-Chief Executive Officer and Co-Chairman

Heritage Overview Major multi-state retail propane marketer serving more than 650,000 customers from nearly 300 customer service locations in 29 states Operations extend from coast to coast, with concentrations in the western, upper midwestern, northeastern, and southeastern regions of the United States Record fiscal 2003 operating and financial performance Retail Gallons Sold of 376 million gallons EBITDA, as adjusted, of $111 million (a) Retail sales mix consists of nearly 60% residential customers Approximately 90% of customer tanks are company-owned Workforce of approximately 2,400 employees Headquarters in Tulsa, Oklahoma Heritage has become the fourth largest retail propane marketer in the United States through acquisitions and internal growth (a) EBITDA, as adjusted, is presented for fiscal year 2003 and is defined as earnings before interest, taxes, depreciation and amortization, adjusted for other non-cash items. EBITDA, as adjusted, is not a measure of performance calculated in accordance with generally accepted accounting principles, or GAAP. For a complete discussion of EBITDA, as adjusted, Heritage's use of this non-GAAP financial measure, and a reconciliation to the most comparable GAAP financial measure, please refer to Heritage's Annual Report on Form 10-K for the year ended August 31, 2003 and other documents filed with the SEC.

Energy Transfer Overview Energy Transfer owns or has an interest in 3,850 miles of natural gas pipeline systems, three natural gas processing plants connected to its gathering systems, and seven natural gas treating facilities Energy Transfer's operations consist of the Southeast Texas Pipeline System, Elk City System, and Oasis Pipe Line Southeast Texas Pipeline System ( "SETPS") is a 2,500 mile integrated system in the Gulf Coast area of Texas connected to the Katy Hub near Houston; includes the La Grange processing plant La Grange processing plant integration with Oasis provides bypass flexibility reducing commodity price exposure Elk City System is a 315 mile gathering system located in western Oklahoma Elk City processing plant also has option to not process natural gas Oasis Pipe Line is a 583 mile Texas intrastate natural gas pipeline connecting Waha Hub in west Texas to Katy Hub Energy Transfer's assets provide marketing flexibility through access to numerous natural gas markets and customers Recently announced East Texas expansion with the construction of the Bossier Pipeline Achieves Energy Transfer's strategy of enhancing utilization of existing assets, expanding into new markets, and increasing gross margins attributable to fee-based businesses

Energy Transfer Transaction Strategic Rationale Creates a diversified MLP by adding natural gas midstream operations to Heritage's retail propane services Expands organic growth opportunities Reduces volatility of the combined operations, enhancing the stability of the combined entity's cash flows Counters seasonality of winter propane business with steady, year-round natural gas demand Combines strong management teams with history of success in growing both propane and natural gas midstream businesses The combination of Heritage and Energy Transfer creates the first true natural gas/propane partnership available to the MLP equity markets

Operating Areas Heritage and Energy Transfer will pursue independent operating and growth strategies for each of the midstream and propane businesses. The focus of the Partnership will be on increasing the amount of cash available for distribution on each unit. cash available for distribution on each unit. cash available for distribution on each unit. cash available for distribution on each unit. cash available for distribution on each unit. cash available for distribution on each unit. cash available for distribution on each unit. cash available for distribution on each unit. cash available for distribution on each unit. cash available for distribution on each unit.

Energy Transfer Transaction Overview Heritage has entered into an agreement to combine with Energy Transfer in a transaction valued at approximately $987 million Energy Transfer will receive $862 million for its assets contributed to Heritage, comprised of: Approximately $300 million in cash, subject to adjustments Repayment of outstanding indebtedness Assumption of accounts payable and other liabilities Issuance of a combination of Common Units and Class D Units In exchange for the Bossier Pipeline project, Energy Transfer will receive $125 million of Special Units that will qualify for distributions once the pipeline becomes commercially operational (expected mid-2004) Heritage will also purchase Heritage Holdings, which owns 4.4 million Common Units, from the owners of Heritage's current general partner In addition, Energy Transfer will acquire Heritage's general partner, U.S. Propane, from its current owners On November 7, 2003, Heritage and Energy Transfer announced a transaction in which Energy Transfer will contribute its assets to Heritage in exchange for cash and limited partner units and will purchase the general partner of Heritage

Sources and Uses of Funds The combination of the Heritage secondary offering and units to be issued directly to Energy Transfer results in 70% of the transaction cost being funded by equity (a) Based on Heritage common unit price of $33.40 - average closing price for the 45 days prior to signing of Energy Transfer transaction documents. (b) Determined as of August 31, 2003. (c) Cash payable to Energy Transfer, Energy Transfer debt to be retired, and Energy Transfer other liabilities to be assumed will equal $456.5 million in the aggregate.

Pro Forma Unit Ownership Based on the secondary offering assumptions, the following limited partner units will be regarded as outstanding for per unit calculations (a) Includes 196,118 Common Units that vest with change of control. (b) Assumes $265 million secondary equity offering at $38.50 per Common Unit. (c) Final allocation of Common Units and Class D units determined at closing, totaling 12,140,719 total units. (d) Does not include Class C units relating to litigation proceeds, Class E units (the 4,426,916 Common Units owned by Heritage Holdings), or Special Units associated with Bossier Pipeline. Of the Class C, Class E, and Special Units, only the Class E units will receive quarterly distributions as of closing, which will be an intercompany payment as they are regarded as treasury units for accounting purposes.

Pro Forma Financial Impact The combination of Heritage and Energy Transfer will greatly increase the financial and operating scale of the Partnership from historical levels (a) Assumes transaction closing as of September 1, 2003; annualized estimate based on pro forma combined statement of operations for the year ended August 31, 2003 adjusted for full year impact of operational improvements and cost savings (see assumptions on following page); does not include incremental impact of pending Bossier Pipeline project. (b) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is not a measure of performance calculated in accordance with generally accepted accounting principles, or GAAP, and should not be considered in isolation or as a substitute for net income, income from operations or cash flow as reflected in a consolidated financial statement prepared in accordance with GAAP. Management uses EBITDA as a measure of performance of our business operations and believes that it is widely used by our investors, industry analysts, lenders and credit rating agencies to assess the financial performance and operating results of our fundamental business activities. The projected EBITDA presented here is reconciled to the net income projected for the same fiscal period, since net income is the most directly comparable GAAP financial measure to EBITDA.

Pro Forma Financial Impact (cont.) With the completion of various operational improvements during the year and potential cost savings associated with the combination of Heritage and Energy Transfer, several adjustments are required to the August 31, 2003 pro forma results to reflect the anticipated financial impact of the transaction Annualized FY2004e Assumptions The financial projections are based on the Heritage and Energy Transfer unaudited pro forma combined statement of operations for the year ended August 31, 2003(a), and are adjusted for the following: Interest expense adjusted to reflect expected terms of new Energy Transfer credit facilities; depreciation and amortization adjusted for new capital expenditures; and income taxes adjusted for anticipated tax benefits. Prentiss treater - Energy Transfer relocated an idle treating plant in September 2003 to take advantage of additional natural gas volumes resulting in increased fee-based revenues. Katy Pipeline extension - Energy Transfer completed a project in October 2003 that allows its Katy and Oasis pipelines to minimize compression fuel and will allow for the shutdown of a treating plant resulting in operating and maintenance savings. Reduced plant inlet compressors - Energy Transfer converted in October 2003 an existing turbine into a plant inlet compression unit which allowed the eventual shutdown of field compressors resulting in significant operating and maintenance savings. Expense reductions - Energy Transfer incurred charges for the closing of its Houston office, management fees to its General Partner, and incentive compensation that will not be incurred by Heritage in the future. The financial projections are also based on the assumption that there will be no material and adverse changes to the businesses of Heritage or Energy Transfer from unanticipated events, such as a deterioration in general economic conditions, unusually warm weather, unexpected production declines in Energy Transfer's areas of operations, unexpected interruptions to Energy Transfer's pipeline or its processing facilities or similar factors from that experienced during the year ended August 31, 2003. (a) As previously filed with the Securities and Exchange Commission in Heritage's Form S-3 registration statement.

Pro Forma Financial Impact (cont.) The combination of Heritage and Energy Transfer is expected to provide significant unitholder benefits Establish diversified, growth-oriented MLP focused on increasing distributions per limited partner unit Provide strong distribution coverage Enhance potential for distribution increases The Energy Transfer transaction along with other recently completed propane acquisitions are expected to increase cash available for distributions sufficiently to enable management to recommend to its board of directors a $0.05, or 7.5%, increase in the quarterly distribution to $0.70 per limited partner unit ($2.80 annually) (a) Assumes transaction closing as of September 1, 2003; annualized estimate based on pro forma combined statement of operations for the year ended August 31, 2003 adjusted for full year impact of operational improvements and cost savings; does not include incremental impact of pending Bossier Pipeline project.

Pro Forma Unit Ownership Public Unitholders General Partner Heritage & Energy Transfer Management and Affiliates 58 2 40 The post transaction ownership will provide Heritage with one of the highest management and affiliates ownership positions in the MLP peer group